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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2005

                           THE TOWN AND COUNTRY TRUST
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             (Exact name of registrant as specified in its charter)

            Maryland                    001-12056            52-6613091
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  (State or other jurisdiction         (Commission         (IRS Employer
        of incorporation)              File Number)         Identification No.)

  300 East Lombard Street, Baltimore, MD                     21202
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  (Address of principal executive offices)                 (ZIP Code)

Registrant's telephone number, including area code: (410) 539-7600

  Not Applicable.
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                (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2005, The Town and Country Trust (the "Trust") issued a press release announcing the Company's unaudited earnings for the fourth quarter and the year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 24, 2005, the Trust issued a press release announcing the Company's unaudited earnings for the fourth quarter and the year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial statements of businesses acquired.

               Not applicable.

     (b)   Pro forma financial information

               Not applicable.

     (c)   Exhibits

               The Exhibits to this Current Report are listed in the Exhibit Index on Page 3, which Exhibit Index is incorporated herein by this reference.

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                                 EXHIBIT INDEX

Exhibit
   No.                        Description
  ---                         -----------

99.1                          Press Release, dated February 24, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE TOWN AND COUNTRY TRUST

                                              By: /s/ Alan W. Lasker
                                                  ------------------------------
                                                  Alan W. Lasker
                                                  Senior Vice President
                                                  and Chief Financial Officer

Dated: March 2, 2005
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